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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) OCTOBER 16, 2000

                          CNH CAPITAL RECEIVABLES INC.
                          -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    ------------
                 (State or Other Jurisdiction of Incorporation)


         333-38040                              (Commission File Number)
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         39-1995297                 (I.R.S. Employer Identification No.)
----------------------


                 100 South Saunders Road Lake Forest, IL   60045
               ----------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)


                                 (847) 735-9200
                                 --------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit

  No.    Document Description
-----------------------------

20.1     Monthly Servicer Report dated October 16, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CNH CAPITAL RECEIVABLES INC.

                                           (Registrant)

Dated: October 23, 2000                    By:      /s/ James S. Broenen
                                               -------------------------------
                                                  James S. Broenen
                                                  Senior VP & CFO
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                                INDEX TO EXHIBITS

Exhibit  Sequential

  No.    Document Description
------------------------------------

20.1     Monthly Servicer Report dated October 16, 2000.